Commitments and contingencies	9 Months Ended
Sep. 30, 2022
Commitments And Contingencies
Commitments and contingencies

13.	Commitments and contingencies

In a prior period, a subsidiary of the Group entered into an agreement, with MagP, a related party to deliver equipment, materials and assembling services in relation to the Groups other ongoing production facilities. At September 30, 2022, the Group had a minimum commitment of approximately €2.52 million with MagP until the end of this contract, March 31, 2023.

The costs paid by the Group on behalf of Fusion Fuel Spain (€0.3 million) have been treated as an advancement of this loan for accounting purposes. A further commitment of €0.8 million remains at September 30, 2022.